                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 July 31, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:   FLORSHEIM GROUP INC.         CASE NO.       02 B 08209
              -----------------------                  -------------------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN :                                 06/30/03        07/31/03
                                                  -----------      -----------

BT Commerical Concentration                       $         -      $         -

Associated Bank                                    100,060.30        66,014.89

BT Commercial Escrow                               150,000.00       144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account                 157,934.72       107,135.73
                                                  -----------      -----------
TOTAL                                             $407,995.02      $317,158.86
                                                  ===========      ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JULY 31, 2003




                                              BT COMMERCCIAL
 Date                                         CONCENTRATION  1)
 ----                                         -------------
07/01/03                                       $           -
07/02/03                                                   -
07/03/03                                                   -
07/04/03                                                   -
07/05/03                                                   -
07/06/03                                                   -
07/07/03                                                   -
07/08/03                                                   -
07/09/03                                                   -
07/10/03                                                   -
07/11/03                                                   -
07/12/03                                                   -
07/13/03                                                   -
07/14/03                                                   -
07/15/03                                                   -
07/16/03                                                   -
07/17/03                                                   -
07/18/03                                                   -
07/19/03                                                   -
07/20/03                                                   -
07/21/03                                                   -
07/22/03                                                   -
07/23/03                                                   -
07/24/03                                                   -
07/25/03                                                   -
07/26/03                                                   -
07/27/03                                                   -
07/28/03                                                   -
07/29/03                                                   -
07/30/03                                                   -
07/31/03                                                   -
                                              ---------------
TOTAL RECEIPTS                                 $           -
                                              ===============


         NOTES:

         1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JULY 31, 2003


  DATE                                        ASSOCIATED BANK
  ----                                        ---------------
07/01/03                                       $           -
07/02/03                                                   -
07/03/03                                                   -
07/04/03                                                   -
07/05/03                                                   -
07/06/03                                                   -
07/07/03                                                   -
07/08/03                                            4,656.33 1)
07/09/03                                                   -
07/10/03                                                   -
07/11/03                                                   -
07/12/03                                                   -
07/13/03                                                   -
07/14/03                                              283.00 2)
07/15/03                                            1,400.48 3)
07/16/03                                                   -
07/17/03                                                   -
07/18/03                                                   -
07/19/03                                                   -
07/20/03                                                   -
07/21/03                                                   -
07/22/03                                                   -
07/23/03                                                   -
07/24/03                                                   -
07/25/03                                                   -
07/26/03                                                   -
07/27/03                                                   -
07/28/03                                               62.87 2)
07/29/03                                                   -
07/30/03                                                   -
07/31/03                                                   -
                                              ---------------
TOTAL RECEIPTS                                 $    6,402.68
                                              ===============


      NOTES:
      1) Net collections of accounts receivable, including amounts previously written off - $1,796.76; state employment tax refund - $2,859.57.
      2) Net collections of accounts receivable,including amounts previously written off.
      3) Property insurance return premium.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JULY 31, 2003


                                                  BT COMMERCIAL
  DATE                                               ESCROW
  ----                                               ------

07/01/03                                            $      -
07/02/03                                                   -
07/03/03                                                   -
07/04/03                                                   -
07/05/03                                                   -
07/06/03                                                   -
07/07/03                                                   -
07/08/03                                                   -
07/09/03                                                   -
07/10/03                                                   -
07/11/03                                                   -
07/12/03                                                   -
07/13/03                                                   -
07/14/03                                                   -
07/15/03                                                   -
07/16/03                                                   -
07/17/03                                                   -
07/18/03                                                   -
07/19/03                                                   -
07/20/03                                                   -
07/21/03                                                   -
07/22/03                                                   -
07/23/03                                                   -
07/24/03                                                   -
07/25/03                                                   -
07/26/03                                                   -
07/27/03                                                   -
07/28/03                                                   -
07/29/03                                                   -
07/30/03                                                   -
07/31/03                                                   -
                                              ---------------
TOTAL RECEIPTS                                      $      -
                                              ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JULY 31, 2003


                                                SHAW GUSSIS
  DATE                                        PREFERENCE ACCT.
  ----                                        ----------------
07/01/03                                        $      53.28
07/02/03                                                   -
07/03/03                                                   -
07/04/03                                                   -
07/05/03                                                   -
07/06/03                                               96.68
07/07/03                                                   -
07/08/03                                                   -
07/09/03                                                   -
07/10/03                                                   -
07/11/03                                                   -
07/12/03                                                   -
07/13/03                                                   -
07/14/03                                                   -
07/15/03                                                   -
07/16/03                                                   -
07/17/03                                                   -
07/18/03                                                   -
07/19/03                                                   -
07/20/03                                                   -
07/21/03                                                   -
07/22/03                                                   -
07/23/03                                                   -
07/24/03                                                   -
07/25/03                                                   -
07/26/03                                                   -
07/27/03                                                   -
07/28/03                                                   -
07/29/03                                                   -
07/30/03                                                   -
07/31/03                                                   -
                                              ---------------
TOTAL RECEIPTS                                  $     149.96
                                              ===============


     1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JULY 31, 2003


                                                         BT COMMERCIAL
FLORSHEIM GROUP INC.                                     CONCENTRATION

        PAYMENTS
        Transfer to Loan Account                          $         -




                                                         -------------
        Total                                             $         -
                                                         =============


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2003





FLORSHEIM GROUP INC.                                   ASSOCIATED BANK
--------------------                                   ---------------


         PAYMENTS
         Wholesale checks - see attached                 $ 40,448.09
         Bank fees                                                 -

                                                       --------------

         Total Funds Out                                   40,448.09



         Transfer excess cash to BT Commercial                     -



                                                       --------------
         Total                                           $ 40,448.09
                                                       ==============

                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
                  FOR THE PERIOD JULY 1, 2003 TO JULY 31, 2003


---------   ------------   ---------------------   -------------   -------------
CHECK #     DATE           PAYEE                   CASH ACCOUNT          AMOUNT
---------   ------------   ---------------------   -------------   -------------
1178        NA             Void                    111040           $         -
1179        07/01/03       BENJAMIN S. ALVENDIA    111040                250.00
1180        07/10/03       MISSOURI-AMERICAN WATER 111040                 83.62
1181        07/10/03       F. TERRENCE BLANCHARD   111040                 22.36
1182        07/10/03       F. TERRENCE BLANCHARD   111040             22,865.12
1183        07/10/03       SONNENBERG & ANDERSON   111040             13,799.99
1184        07/10/03       BAKER & MCKENZIE        111040              2,394.00
1185        07/10/03       BOWNE OF CHICAGO        111040              1,033.00
                                                                   -------------
Total                                                               $ 40,448.09
                                                                   =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JULY 31, 2003




                                                     BT COMMERCIAL
                                                        ESCROW
                                                        ------

  DATE   PAYMENTS
  ----   --------

07/01/03 Piper Rudnick                                 $ 5,772.53
07/17/03 BT - 2nd Quarter fees                             219.23

                                                    --------------
         Total                                         $ 5,991.76
                                                    ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JULY 31, 2003



                                                                  SHAW GUSSIS
                                                              PREFERENCE ACCOUNT
                                                              ------------------
  DATE      PAYMENTS
  ----      --------

07/01/03    MB Financial                                          $      5.00
07/03/03    Shaw Gussis Fishman Glantz Wolfson & Towbin             17,094.08
07/03/03    Kronish Lieb Weiner Hellman                             26,522.92
07/10/03    Terrence Blanchard                                       5,793.75
07/17/03    Leslie T Welsh Inc.                                      1,533.20
                                                                --------------
                                                                  $ 50,948.95
                                                                ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 July 31, 2003


BT Commercial Corporation
LOAN ACCOUNT


                                                                POST-PETITION
                                                                     LOAN
  DATE                         PAYMENTS         BORROWINGS          BALANCE
---------                   ---------------   ---------------   --------------
OPENING BALANCE                                                 $7,101,059.88
07/01/03                      $          -      $          -     7,101,059.88
07/02/03                                 -                 -     7,101,059.88
07/03/03                                 -                 -     7,101,059.88
07/04/03                                 -                 -     7,101,059.88
07/05/03                                 -                 -     7,101,059.88
07/06/03                                 -                 -     7,101,059.88
07/07/03                                 -                 -     7,101,059.88
07/08/03                                 -                 -     7,101,059.88
07/09/03                                 -                 -     7,101,059.88
07/10/03                                 -                 -     7,101,059.88
07/11/03                                 -                 -     7,101,059.88
07/12/03                                 -                 -     7,101,059.88
07/13/03                                 -                 -     7,101,059.88
07/14/03                                 -                 -     7,101,059.88
07/15/03                                 -                 -     7,101,059.88
07/16/03                                 -                 -     7,101,059.88
07/17/03                                 -                 -     7,101,059.88
07/18/03                                 -                 -     7,101,059.88
07/19/03                                 -                 -     7,101,059.88
07/20/03                                 -                 -     7,101,059.88
07/21/03                                 -                 -     7,101,059.88
07/22/03                                 -                 -     7,101,059.88
07/23/03                                 -                 -     7,101,059.88
07/24/03                                 -                 -     7,101,059.88
07/25/03                                 -                 -     7,101,059.88
07/26/03                                 -                 -     7,101,059.88
07/27/03                                 -                 -     7,101,059.88
07/28/03                                 -                 -     7,101,059.88
07/29/03                                 -                 -     7,101,059.88
07/30/03                                 -                 -     7,101,059.88
07/31/03                                 -                 -    $7,101,059.88

                            ---------------   ---------------
Total                         $          -      $          -
                            ===============   ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


        CASE NAME:  FLORSHEIM GROUP INC.     CASE NO.       02 B 08209
                   ---------------------              -------------------


                          STATEMENT OF AGED RECEIVABLES

                        FOR THE MONTH ENDED JULY 31, 2003

ACCOUNTS RECEIVABLE:

            Beginning of Month Balance                 $ 357,247
                                                   --------------

            Add: Sales on Account                              -
                                                   --------------

            Less: Collections                               (800)
                                                   --------------

            Adjustments                                        -
                                                   --------------

            End of the Month Balance                   $ 356,447
                                                   ==============


            Note - All accounts receivable are fully reserved.

                0-30            31-60             61-90            OVER 90      END OF MONTH
                DAYS             DAYS              DAYS             DAYS           TOTAL
            -------------   ---------------   ---------------   --------------  -------------
             $         -      $          -      $          -      $   356,447    $   356,447
            =============   ===============   ===============   ==============  =============



                     ACCOUNTS PAYABLE AGING - JULY 31, 2003

                0-30            31-60             61-90            Over 90      End of Month
                Days             Days              Days             Days           Total
            -------------   ---------------   ---------------   --------------  -------------
Wholesale    $    10,625      $      6,312     $     (70,783)    $    992,437    $   938,591

Retail                 -                 -                 -           76,070         76,070

            -------------   ---------------   ---------------   --------------  -------------
Total        $    10,625      $      6,312     $     (70,783)    $  1,068,507    $ 1,014,661
            =============   ===============   ===============   ==============  =============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:  FLORSHEIM GROUP INC.    CASE NO.     02 B 08209
                 ---------------------            -------------------


                                TAX QUESTIONNAIRE

                         FOR MONTH ENDING JULY 31, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

             1. Federal Income Taxes             Yes (x)            No (  )
             2. FICA withholdings                Yes (x)            No (  )
             3. Employee's withholdings          Yes (x)            No (  )
             4. Employer's FICA                  Yes (x)            No (  )
             5. Federal Unemployment Taxes       Yes (x)            No (  )
             6. State Income Taxes               Yes (x)            No (  )
             7. State Employee withholdings      Yes (x)            No (  )
             8. All other state taxes            Yes (x)            No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                 /s/ F. Terrence Blanchard
                                 ------------------------------------
                                 For the Debtor In Possession (Trustee)


                                 Print or type name and capacity of
                                 person signing this Declaration:

                                 F. Terrence Blanchard
                                 -------------------------------------
                                 President and Chief Financial Officer
                                 Florsheim Group Inc.
DATED:  August 14, 2003